Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Merger Fund VL does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of The Merger Fund VL for the year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Merger Fund VL for the stated period.

/s/ Michael T. Shannon Michael T. Shannon Co-President, The Merger Fund VL	/s/ Roy Behren Roy Behren Co-President and Treasurer, The Merger Fund VL
Dated: 2/23/11	Dated: 2/23/11

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Merger Fund VL for purposes of Section 18 of the Securities Exchange Act of 1934.